UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2008

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Shenandoah Telecommunications Company

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(Exact name of registrant as specified in its charter)

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Virginia	0-9881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way P.O. Box 459 Edinburg, VA	22824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 984-4141

Not applicable

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Other Events.

On May 6, 2008, Shenandoah Telecommunications Company held its annual shareholder meeting. During this meeting, two directors, Douglas C Arthur and Tracy Fitzsimmons, were re-elected for three years. In addition, John W. Flora was newly elected to a three year term on the Company’s Board of Directors. Mr. Flora fills a vacancy on the Board created by the request of William A. Truban, Jr., to not be re-nominated.

The Company issued the press release attached as Exhibit 99.1 to this Current report on Form 8-K further describing Mr. Flora’s background and experience.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is filed with this Current Report on Form 8-K.

99.1	Press Release dated May 6, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY

(Registrant)

May 6, 2008	/S/ Adele M. Skolits

Adele M. Skolits

Vice President - Finance and

Chief Financial Officer

(Duly Authorized Officer)

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